Investment in Evofem (Notes)	12 Months Ended
Dec. 31, 2019
Debt and Equity Securities, FV-NI [Line Items]
Investment in Evofem [Text Block]
4. Investment in Evofem Biosciences, Inc.

On April 10, 2019, the Company entered into a securities purchase agreement with Evofem and two other purchasers, pursuant to which the Company purchased $60.0 million of Evofem securities in a private placement. The transaction was structured in two tranches.

The first tranche closed on April 11, 2019, pursuant to which the Company invested $30.0 million to purchase 6,666,667 shares of Evofem common stock at $4.50 per share and was also issued warrants to purchase up to 1,666,667 shares of Evofem common stock. The warrants are exercisable beginning six months after the issuance date for a period of seven years from the issuance date at an exercise price of $6.38 per share.

The second tranche closed on June 10, 2019, pursuant to which the Company invested an additional $30.0 million to purchase an additional 6,666,667 shares of Evofem common stock at $4.50 per share and was also issued warrants to purchase up to an additional 1,666,667 shares of Evofem common stock with the same terms as the warrants issued in the first tranche. Following the closing of the second tranche, the Company has a right to appoint one member to Evofem’s board of directors and has a limited right to have one board observer participate in Evofem board meetings. In December 2019, the Company’s representatives resigned from these positions. Since that time, the Company has elected not to appoint a director or board observer to the Evofem board of directors but retains the right to do so.

The Company has registration rights on customary terms for all Evofem shares issued under the securities purchase agreement, including the shares underlying the warrants.

As of December 31, 2019, the Company owned approximately 28% of Evofem’s common stock. The Company’s investment in Evofem qualifies for equity method accounting given its percentage ownership in Evofem and the ability to exercise significant influence. The Company elected the fair value method to account for its investment in Evofem as it believes it better reflects economic reality, the financial reporting of the investment and the current value of the asset. Changes in fair value of the Evofem equity investment are presented in Non-operating income (expense), net on the Consolidated Statement of Operations. Because the mark to market valuation will occur at the end of each quarterly reporting period, changes in fair value will vary based upon the volatility of the stock price. The Evofem equity investment is presented on the Consolidated Balance Sheet as an Investment in equity affiliate and reflects the fair value of the equity investment at the end of the reporting period.

For the year ended December 31, 2019, the Company had an unrealized gain of $36.4 million on its investment in Evofem, of which $31.6 million was related to Evofem common stock and $4.8 million was related to Evofem warrants.

The latest Evofem financial statements can be found on their corporate website at www.evofem.com or filed with the SEC at www.sec.gov